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                                                                    EXHIBIT 23.2

                      RICHARD A. PODRAZA, S.C. [LETTERHEAD]





                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Vaughn Communications, Inc.


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Prospectus.


                                             RICHARD A. PODRAZA, S.C.
Milwaukee, Wisconsin
May 30, 1995                                 /s/ Richard A. Podraza, S.C.